SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                                 March 29, 2004
                Date of Report (Date of earliest event reported)



                         THE CHARLES SCHWAB CORPORATION
             (Exact name of registrant as specified in its charter)





           Delaware                       1-9700                94-3025021
   (State or other jurisdiction         Commission           (I.R.S. Employer
 of incorporation or organization)      File Number       Identification Number)




                   120 Kearny Street, San Francisco, CA 94108
              (Address of principal executive offices and zip code)
       Registrant's telephone number, including area code: (415) 627-7000

                         THE CHARLES SCHWAB CORPORATION


Item 12. Results of Operations and Financial Condition

Certain additional financial information (which was not required to be filed as part of Exhibit 13.1 to The Charles Schwab Corporation's Form 10-K for the year ended December 31, 2003) and the Letter from the Chief Financial Officer included in The Charles Schwab Corporation's 2003 Annual Report to Stockholders is furnished as Exhibits 99.1, 99.2, 99.3, 99.4, and 99.5 to this report.

Forward-Looking Statements: In addition to historical information, this Current Report on Form 8-K contains forward-looking statements that reflect management's goals, objectives, and expectations as of the date hereof. These statements relate to, among other things, compensation and benefits expense and marketing communications expense as a percentage of total revenues, long-term debt to total capital ratio, capital expenditures, revenue growth, after-tax profit margin, and return on stockholders' equity (see Letter from the Chief Financial Officer at Exhibit 99.2 to this Current Report on Form 8-K). Achievement of the expressed goals, objectives, and expectations is subject to certain risks and uncertainties that could cause actual results to differ materially from those goals, objectives, or expectations.

Important factors that may cause such differences include, but are not limited to: the success of The Charles Schwab Corporation and its subsidiaries (collectively referred to as the Company) in building fee-based relationships with its clients; the effect of client trading patterns on Company revenues and earnings; changes in revenues and profit margin due to cyclical securities markets and fluctuations in interest rates; the level and continuing volatility of equity prices; a significant downturn in the securities markets over a short period of time or a sustained decline in securities prices, trading volumes, and investor confidence; geopolitical developments affecting the securities markets, the economy, and investor sentiment; the size and number of the Company's insurance claims; and a significant decline in the real estate market, including the Company's ability to sublease certain properties. Other more general factors that may cause such differences include, but are not limited to: the Company's inability to attract and retain key personnel; the timing and impact of changes in the Company's level of investments in personnel, technology, or advertising; changes in technology; computer system failures and security breaches; evolving legislation, regulation and changing industry practices adversely affecting the Company; adverse results of litigation or regulatory matters; the inability to obtain external financing at acceptable rates; the effects of competitors' pricing, product and service decisions; and intensified industry competition and consolidation. Certain of these factors are discussed in greater detail in The Charles Schwab Corporation's 2003 Annual Report to Stockholders and in The Charles Schwab Corporation's Form 10-K for the year ended December 31, 2003.

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

                         THE CHARLES SCHWAB CORPORATION


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                      THE CHARLES SCHWAB CORPORATION
                                               (Registrant)

Date:  March 29, 2004                          /s/ Christopher V. Dodds
       --------------                          ----------------------------
                                               Christopher V. Dodds
                                               Executive Vice President and
                                               Chief Financial Officer

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

                         THE CHARLES SCHWAB CORPORATION


Exhibit Index

99.1 Financial Highlights
99.2 Letter from the Chief Financial Officer
99.3 11-Year Selected Financial and Operating Data
99.4 Reconciliation of Net Income to Adjusted Operating Income
99.5 Quarterly Financial Information (Unaudited)

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